INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2019
INTANGIBLE ASSETS
INTANGIBLE ASSETS

8.   INTANGIBLE ASSETS

Intangible assets and its related accumulated amortization as of December 31, 2018 and 2019 are as follows:

	2018	2019
	RMB	RMB
Computer software	29,156	30,321
Acquired technology	60,251	60,251
Trade names	95,783	95,783
Customer relationships	12,270	12,270
Acquired program transmission license	119,728	119,728
Acquired training and other licenses	4,151	4,151
Less: Accumulated amortization	(76,893)	(119,342)
Net book value	244,446	203,162

8.   INTANGIBLE ASSETS (Continued)

In 2018, the Company entered into an agreement to acquire the assets of an online training services company, including an online audio/video program transmission license. The transaction was accounted for as an asset acquisition rather than a business combination as the acquiree company did not meet the criteria of a business and substantially all of the fair value of the gross assets acquired would be concentrated in a single asset. The total purchase price was RMB89,796 and was funded from the Company’s existing cash resources. A deferred tax liability of RMB29,932 was determined by using a simultaneous equation, and this increased the carrying amount of the program transmission license.

Amortization expense was RMB10,245, RMB38,525 and RMB42,467 for the years ended December 31, 2017, 2018 and 2019, respectively.

The Company will record estimated amortization expenses of RMB39,982, RMB38,796, RMB38,341, RMB30,790 and RMB55,253 for the years ending December 31, 2020, 2021, 2022, 2023, and 2024 and thereafter, respectively.